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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 31, 2003
                                 Date of Report
                        (Date of earliest event reported)


                          DANIELSON HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                     1-6732
                            (Commission File Number)


                                   95-6021257
                      (IRS Employer Identification Number)


                             1701 EAST MARKET STREET
                          JEFFERSONVILLE, INDIANA 47130
                    (Address of Principal Executive Offices)


                                 (812) 288-0100
              (Registrant's Telephone Number, Including Area Code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

As disclosed in the press release attached hereto as Exhibit 99.1, American Commercial Lines LLC ("ACL"), a wholly owned subsidiary of registrant Danielson Holding Corporation, today announced that it has filed a petition with the U.S. Bankruptcy Court for the Southern District of Indiana, New Albany Division, to reorganize under Chapter 11 of the U.S. Bankruptcy Code. ACL said that it filed to reorganize its capital and debt structure in an orderly fashion while continuing normal business operations. Included in the filing are ACL, ACL's parent American Commercial Lines Holdings LLC, American Commercial Barge Line LLC, Jeffboat LLC, Louisiana Dock Company LLC and ten other U.S. subsidiaries of ACL.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY DANIELSON HOLDING CORPORATION AND AMERICAN COMMERCIAL LINES LLC WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit
Number                     Description
------                     -----------

99.1                       Press Release of American Commercial Lines LLC dated
                           January 31, 2003.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 31, 2003

DANIELSON HOLDING CORPORATION
(Registrant)


By:      /s/  Paul F. Solomon
         --------------------
Name:    Paul F. Solomon
Title:   Executive Vice President
         and General Counsel